UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
September 9, 2024

MultiPlan Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-39228	84-3536151
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

115 Fifth Avenue
New York, New York 10003
(212) 780-2000
(Address, including zip code, and telephone number,
including area code, of registrant’s principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Class A Common Stock, $0.0001 par value per share	MPLN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On September 9, 2024, MultiPlan Corporation (the "Company") held a special meeting of stockholders (the "Special Meeting"). At the meeting, the Company's stockholders voted on the following proposals:

1. Approve an amendment to the Company’s Certificate of Incorporation to provide the Company’s board of directors (the “Board”) with the right to decide at its discretion to effect a reverse stock split; and

2. Approve an adjournment of the Special Meeting to solicit additional proxies in favor of the reverse stock split proposal if there are not sufficient votes to approve such proposal.

The number of shares voted for, against and withheld, as well as the number of broker non-votes and abstentions, as the case may be, as to each proposal were as follows:

Proposal 1 - Approval of an amendment to the Company’s Certificate of Incorporation to provide the Board with the right to decide at its discretion to effect a reverse stock split.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
494,468,432	5,160,539	129,193	—

Proposal 2 - Approval of an adjournment of the Special Meeting to solicit additional proxies in favor of the reverse stock split proposal if there are not sufficient votes to approve such proposal.

In connection with the Special Meeting, the Company also solicited proxies with respect to a proposal to permit the Board’s proxyholders to adjourn the Special Meeting to solicit additional proxies in favor of Proposal 1 if there were not sufficient votes to approve such proposal. Because Proposal 1 was approved, a vote was not called on this second proposal.
Item 8.01    Other Events
On September 10, 2024, the Company issued a press release announcing that it expects a 1-for-40 reverse stock split of MultiPlan's outstanding shares of Class A common stock (the "common stock") will be effective as of September 20, 2024 at 5:00 p.m. Eastern Time. MultiPlan’s common stock will continue trading on the New York Stock Exchange under the existing symbol (MPLN) and will begin trading on a split-adjusted basis when the market opens on September 23, 2024, with the new CUSIP number 62548M209. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description

99.1	Press release dated September 10, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    September 10, 2024

                                MultiPlan Corporation

                                By:     /s/ Travis S. Dalton
                                Name:    Travis S. Dalton
                                Title:    President and Chief Executive Officer